UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22435

Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2012

Date of reporting period: November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2012 is attached below.

Energy Development Company

KED Annual Report

November 30, 2012

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

January 24, 2013

Dear Fellow Stockholders:

We are pleased to report another year of strong performance by the Company, both in terms of Net Asset Value Return and stock price appreciation. Since the start of fiscal 2010, the Company’s net asset value has increased by over 40% and its quarterly distribution has increased by over 40%. We are extremely proud of these accomplishments and believe the Company is well positioned to generate attractive returns for investors during fiscal 2013.

In our opinion, our success over the last three years is partly attributable to our structure and the flexibility of our investment mandate. As a permanent capital vehicle, we have the ability to allow our private investments time to fully recover from the financial crisis before considering monetization alternatives. Additionally, by ceasing to be a business development company, we gained the flexibility to invest a higher portion of our portfolio in public securities. This has served our investors well, as the Company’s investments in public MLPs and high yield debt have generated strong returns.

We did not make any new private investments during fiscal 2012. We reviewed many opportunities, but did not find a deal that met our investment criteria. We continue to believe that private MLPs are an attractive source of capital for private midstream companies, but there are many competing sources of capital for these companies. In the interim, we will allocate a larger amount of our portfolio to public MLPs. We plan to remain patient and selectively make additional private investments that meet our risk adjusted return expectations.

As we highlighted in last year’s annual letter, the rapid growth in unconventional oil and gas reserves is the biggest story in the energy sector and continues to drive our portfolio selection and performance. Development of these reserves has fundamentally changed the domestic energy market and is having an increasing impact on the global energy market. This “Shale Revolution,” as we like to call it, continues to accelerate and is expected to have a major impact on the domestic economy. We agree with industry sources that expect the energy sector to create over 2.5 million net new jobs by 2020. This economic boon results not only from jobs directly attributable to the energy sector, but also from the re-industrialization of the U.S., as plentiful domestic energy supplies and low natural gas prices are facilitating a resurgence in manufacturing activity. Over the last two years alone, over $90 billion worth of domestic growth projects have been announced by manufacturing companies that are seeking to take advantage of low-cost domestic energy.

MLP Market Overview

The performance of the public MLP sector affects us in several ways. First, it directly impacts the value of our public MLPs, which represented approximately 59% of our long-term investments as of November 30, 2012. Second, it indirectly impacts our private MLPs, which are generally valued at a discount to the value of comparable public MLPs. The health of the IPO market for MLPs and the merger and acquisition (M&A) market are also important for the ultimate monetization of these private investments. While MLPs performed very well for the year (14.4% total return), the broader markets performed even better, with the S&P 500 generating a total return of 16.1% for the year. Notably, calendar 2012 was the first year since 1999 that MLPs were outperformed by the S&P 500 index. Over that 13-year time period, MLPs generated a total return of over 830% versus a total return of approximately 24% for the S&P 500 index. That level of outperformance over a 13-year period is nothing short of stunning in our opinion! With an average yield of 6.1% for the group as of January 24, 2013 and attractive distribution growth prospects, we continue to view MLPs as a very compelling investment opportunity.

Distribution growth is the most important driver of MLP returns and, we believe, the leading reason for MLPs’ strong relative performance over the last 13 years. MLP distribution growth accelerated during the year, as MLPs benefited from acquisitions and completion of infrastructure development projects. Distributions grew

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

7.3% during 2012 compared to 6.3% in 2011 and 4.5% in 2010. We believe that prospects for distribution growth in 2013 are also very strong, and we are projecting distributions to grow by 6% to 7%. The development of unconventional reserves and the construction of related infrastructure assets will continue to fuel this distribution growth.

While the MLP market performed well during fiscal 2012, MLPs became even more attractively valued on a relative basis to other income alternatives. At the beginning of the fiscal year, the average MLP yield was 6.4%, which represented a 434 basis point premium (100 basis points equals one percent) to the yield on 10-year U.S. Treasury Bonds. This difference is often referred to as the “spread to Treasuries.” By November 30, 2012, the spread to Treasuries had increased to 473 basis points. As of January 24, 2012, the spread to Treasuries was 426 basis points, which is well above the 334 basis point average since 2000. As illustrated in Figure 1 below, MLP yields compare very favorably to other income-oriented investments. In addition to the spread to Treasuries, current yields for MLPs are much higher than yields for investment grade (BBB) bonds, utilities and REITs. This comparison is even more compelling when you take into account the prospect of strong distribution growth for MLPs.

Figure 1. MLP Yields versus Other Income Alternatives (January 24, 2013)

Capital expenditures by MLPs, including both acquisitions and new growth projects, continued at robust levels in 2012. We estimate that MLPs announced over $50 billion in acquisitions during calendar 2012. These acquisitions were a combination of third-party deals and “drop-down” transactions in which an MLP’s general partner sells assets to its affiliated MLP. These drop-down transactions are generally completed at attractive prices that are accretive to the MLP’s cash distributions. We estimate that MLPs also spent over $20 billion on capital projects during the year. We believe these projects are overwhelmingly driven by the need to provide midstream infrastructure to growing oil and natural gas production resulting from the development of unconventional resources. Furthermore, we view these types of projects to be the most reliable way for MLPs to generate returns in excess of their cost of capital when prudently executed by an experienced management team. While it is difficult to predict M&A activity, we expect MLPs to spend in excess of $25 billion on capital projects during 2013.

Energy Market Overview

Development of unconventional reserves or shale plays continues to transform the domestic energy industry. It is the biggest story in the energy business and, arguably, a driving factor in the recovery of the domestic economy. Examples of unconventional shale plays include the Bakken Shale, Eagle Ford Shale, Marcellus Shale and Utica Shale.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

In our opinion, 2012 was the year in which it became clear that development of unconventional reserves could reap huge benefits for the domestic economy. Abundant new supplies of low-cost natural gas and NGLs are spurring a resurgence in domestic manufacturing activity. For instance, petrochemical companies have announced new projects to utilize low-cost ethane and propane as feedstocks in facilities that make higher value chemicals and plastics. In total, industry sources estimate that over $90 billion of new industrial projects are being considered domestically. Energy is truly the bright spot in an otherwise sluggish domestic economy, and we continue to be very excited about the potential job creation and other positive ripple effects of the Shale Revolution.

Driven by the development of the shale plays, domestic production of crude oil, NGLs and natural gas grew in 2012 – the fourth consecutive year the U.S. has increased production levels for each of these commodities. Domestic crude oil production is expected to increase by 780,000 barrels per day in 2012 (a 13.8% increase), which is the largest annual production increase in our country’s history! The U.S. is currently the largest producer of natural gas in the world, and many experts are predicting that it will become the largest producer of crude oil in the next 10 to 15 years. As a result, the U.S. has substantially decreased its dependence on crude oil from foreign sources and has become a large exporter of refined petroleum products. These statistics are pretty amazing when you consider the fact that just 10 years ago most experts believed domestic production was in a secular decline.

This rapid increase in production from unconventional reserves continues to create both opportunities and challenges. Growing supplies require new infrastructure to move the commodities to market, as well as refine, process and fractionate oil, natural gas and NGLs. In addition, there is increasing interest in exporting commodities to access higher value markets abroad. The backlog of infrastructure projects continues to grow and will likely take decades to fully develop.

Growing production also creates challenges for energy companies, including some MLPs that have direct exposure to lower commodity prices. It is common for demand growth to lag production growth, which can put downward pressure on prices in the interim. We have seen this with natural gas, which bottomed in April 2012 at $1.82/MMbtu (its lowest price in over 10 years). The market has since strengthened as production growth moderated and lower prices stimulated growth in demand, particularly from power plants switching from coal to natural gas. Despite this improvement, we believe natural gas is still priced well below long-term equilibrium prices.

The shift in focus by Upstream companies from drilling “dry” gas prospects to drilling “wet” gas prospects (gas wells that produce associated NGLs) over the last couple of years has caused a near-term oversupply of NGLs, particularly the ethane and propane components. As a result, we saw inventories of ethane and propane build throughout 2012 and a corresponding decrease in NGL prices. For propane, this dynamic was exacerbated by an abnormally warm 2011-2012 winter. During calendar 2012, the price of ethane fell 71%, and the price of propane fell 35%. This can impact those Gathering & Processing MLPs with commodity price exposure. While we believe that this low NGL price environment is a temporary market dislocation and will resolve itself over the next 12 to 24 months, we believe that MLPs with the most exposure to ethane and propane prices may need to consider more conservative distribution growth rates until prices for those commodities recover.

Crude oil infrastructure has been one of the most active areas for MLPs and other midstream companies over the past year. The rapid increase in domestic production has created numerous bottlenecks and dislocations between producing areas and the refiners that consume the crude oil. The most apparent bottleneck is at Cushing, Oklahoma, the pricing point for the domestic benchmark West Texas Intermediate (“WTI”) crude. Increasing supplies in the mid-continent and constraints in capacity to move crude to Gulf Coast refiners have resulted in a steep discount in the price of WTI relative to Brent, the international benchmark. This “differential” in prices is expected to persist for the near-term and gradually narrow over time as new pipelines relieve the logistical constraints at Cushing.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

We believe, however, that regional crude oil prices will continue to price at wider differentials to benchmarks, which creates tremendous opportunities for many MLPs and energy companies with midstream assets. We have already seen an increased focus on regional crude infrastructure opportunities, including projects to move crude oil via railroads, in areas such as North Dakota (Bakken Shale) and West Texas (Permian Basin), where differentials are much higher than historical averages. This dynamic enables MLPs and energy companies with the capability to move the regionally oversupplied crude to higher value markets to be very profitable.

The domestic energy market continues to evolve in response to the varied impacts of the Shale Revolution. While this can create price dislocations in the short-term, we firmly believe markets are efficient. Lower prices will spur demand growth, as well as cause upstream companies to re-allocate capital to higher return projects. Further, abnormally high differentials serve as an incentive for MLPs to build the needed infrastructure to reduce the differentials. We are excited to watch these events unfold over the next few years and believe our team of investment professionals is well positioned to identify and capitalize on these trends.

2012 Performance

We are pleased with the Company’s financial performance for fiscal 2012. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Net Asset Value Return was 10.5% for fiscal 2012. Another measure of the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was 37.8% for fiscal 2012. This measure exceeded our Net Asset Value Return, as our share price went from trading at a discount to NAV at the beginning of the year to trading at a premium to NAV at the end of the year.

The Company increased its quarterly distribution by 10.3% during the year and has increased its quarterly distribution by 13 cents per share over the last two years (an increase of 43%!). Our goal is to provide attractive distribution growth to our shareholders. We believe we are well on our way to positioning the Company’s portfolio to achieve this goal.

Portfolio allocations among our three investment sub-sectors – private investments, public MLPs and traded debt securities – did not change very much during the year. After fiscal year-end, we reduced our exposure to traded debt securities and used the proceeds from these sales to increase our public MLP holdings. We believe these investments were made at a very opportune time and will generate nice returns for our investors.

As of November 30, 2012, our private investments consisted of holdings in Direct Fuels Partners, L.P. (“Direct Fuels”), VantaCore Partners LP (“VantaCore”), ProPetro Services, Inc. (“ProPetro”) and Plains All American GP LLC (“PAA GP”). Our investments in Direct Fuels and PAA GP both generated strong returns during the year, propelling the performance of our private portfolio. Partially offsetting these gains was a decline in the valuation of our investment in ProPetro. This investment declined by 25% during fiscal 2012 as challenging market conditions for oilfield service companies caused the value of our equity investment to decline by over 50%.

Our largest private investment is in Direct Fuels, a leading specialty refiner and fuel terminal operator in the Dallas-Fort Worth area. Direct Fuels’ 2012 results reflected the full-year benefit of a restructuring process that was completed in 2011. That process included the divestiture of non-core businesses and transition of key contracts to fixed-margin arrangements that eliminated much of the commodity price risk for Direct Fuels. With this stable, more focused business model in place, Direct Fuels significantly grew transmix processing volumes during 2012, and earnings exceeded budget by a considerable margin. Direct Fuels was able to pay full cash distributions on all of its units during the year and continued to pay down debt with excess cash flow. In late October, the partnership amended its credit agreement and redeemed all of its outstanding Class D preferred units.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

KED received $6.5 million in this redemption, and we believe Direct Fuels will consider additional preferred unit redemptions by the end of calendar 2013. We continue to have discussions with Direct Fuels’ general partner about potential strategic transactions, and we have had extensive discussions about a potential merger with two other affiliates of the general partner and contemporaneous IPO as an MLP. A registration statement contemplating this transaction has been filed confidentially with the SEC; however, the timing of this transaction is uncertain pending an improvement in market conditions for the other parties to the transaction.

VantaCore is an aggregate mining and asphalt company operating in Tennessee, Kentucky, Louisiana and Pennsylvania. VantaCore entered the Pennsylvania market in June of 2012 with the acquisition of Laurel Aggregates, a limestone quarry south of Pittsburgh that primarily supplies aggregates to oil and gas companies drilling in the wet gas areas of the Marcellus Shale. We helped VantaCore fund this acquisition through the purchase of $4.8 million of common units. This acquisition more than doubled the partnership’s EBITDA and further diversified VantaCore from a geographic and market perspective. In VantaCore’s legacy markets, demand for aggregates is closely tied to construction activity in the commercial, residential and infrastructure sectors. Laurel Aggregates, on the other hand, is very focused on energy customers that build infrastructure, including roads and drilling pads, necessary for the development of the Marcellus Shale.

VantaCore’s results in 2012 generally reflected the sluggish recovery for construction activity in most of its Louisiana, Tennessee and Kentucky markets. Collectively, VantaCore’s results in these markets improved by approximately 9% from 2011, while Laurel Aggregates performed in line with expectations since the date of the acquisition. VantaCore’s ability to pay cash distributions is constrained by limitations in its Senior Credit facility. During fiscal 2012, approximately 51 % of the distributions we received from VantaCore were paid in cash, with the balance “paid” in the form of preferred units. Based on a full-year contribution of Laurel and improvements in the other markets, we expect to receive a higher proportion of our distributions in cash over the next 12 months, but we should continue to receive a significant portion of our distribution in the form of additional preferred units until the fundamentals in the construction aggregates market improve.

ProPetro is an oilfield service company that provides a number of different services, including pressure pumping, flowback, cementing and specialty air drilling. The company experienced a challenging operating environment during the last nine months of 2012, as it faced increased competition for its pressure pumping services in the Permian Basin of West Texas. This increased competition was attributable to lower activity levels in other dry gas basins and the resulting movement of oilfield service equipment to oil-focused areas such as the Permian Basin. The company continues to consider refinancing its existing debt and is actively evaluating strategic alternatives as well.

PAA GP is a private partnership that owns the general partner and incentive distribution rights of Plains All American Pipeline, L.P. (“PAA”). PAA is one of the largest MLPs with a market capitalization of approximately $17 billion. Very strong operating results and distribution growth at PAA fueled a 36% increase in the value of our investment during fiscal 2012. Cash distributions to PAA GP increased by 31% during the year, and we project distribution growth in excess of 25% for 2013.

The Company’s portfolio of traded debt investments outperformed the Merrill Lynch Energy High Yield Index, which generated a total return of 12.0% for fiscal 2012. We accomplished this partly by investing in debt securities issued by upstream companies and midstream companies with exposure to shale plays. Notwithstanding this success, we remain cautious about the valuation levels for single B rated corporate bonds, and accordingly we have reduced our allocation to these securities after fiscal year-end.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

2013 Outlook

Our outlook for the MLP sector in 2013 is very positive. We expect that distribution growth in the 6% to 7% range will lead to another year of low double-digit total returns for the MLP sector. Continued development of unconventional reserves will create plentiful growth opportunities for the sector, and we believe there is good visibility for distribution growth for an extended period of time given the long-term investments required to develop these reserves. This outlook, coupled with MLPs’ attractive yields (both on an absolute and relative basis) and a historically low interest rate environment, reinforces our belief that MLPs remain an attractive investment. As a result, we find it very attractive to allocate much of our portfolio in public MLPs while we continue to seek new private investments.

Our outlook for our private investments in 2013 is positive as well. Market conditions for Direct Fuels and PAA GP are favorable, and we expect that to continue throughout the year. VantaCore and ProPetro both face more challenging markets, but we believe both companies are well positioned to handle these conditions and will benefit from the expected recovery in their markets.

We will continue to look for new private investment opportunities during 2013. We have seen fewer investment opportunities over the last 18 months than we had expected, and we may be forced to revisit our long-term target of 50-70% private investments depending on our success in finding new private investments. We intend to be very patient and selective in making these investments and will utilize our flexibility to invest in public MLPs until we find opportunities that meet our investment criteria. There are many competing sources of capital targeting investments in private midstream companies. In our view, some of these investors are accepting returns that do not adequately compensate them for the risk of their investments.

We look forward to continuing to execute our business plan of achieving high after-tax total returns by investing in public MLPs, private companies and energy company debt. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

President and Chief Executive Officer

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

Top 10 Holdings by Issuer

	Public/ Private	Equity/ Debt		Percent of Total Investment* as of November 30,
Holding			Sector	2012	2011
1. Direct Fuels Partners, L.P.	Private	Equity	Midstream	13.3%	13.3%
2. VantaCore Partners LP	Private	Equity	Aggregates	7.5	5.7
3. ProPetro Services, Inc.	Private	Equity/Debt	Oilfield Services	6.3	8.9
4. Energy Transfer Equity, L.P.	Public	Equity	Midstream	6.2	2.9
5. Enterprise Products Partners L.P.	Public	Equity	Midstream	5.2	5.2
6. Crestwood Holdings Partners, LLC	Private	Debt	Midstream	4.3	2.1
7. Regency Energy Partners LP	Public	Equity	Midstream	3.9	3.5
8. ONEOK Partners, L.P.	Public	Equity	Midstream	3.2	4.7
9. DCP Midstream Partners, LP	Public	Equity	Midstream	3.0	2.8
10. Buckeye Partners, L.P.	Public	Equity	Midstream	3.0	3.7

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA” or the “Adviser”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in Note 1 — Organization).

As of November 30, 2012, we had total assets of $347.1 million, net assets of $247.0 million (net asset value per share of $23.74), and 10.4 million shares of common stock outstanding. As of November 30, 2012, we held $283.7 million in equity investments and $51.9 million in debt investments.

Results of Operations — For the Three Months Ended November 30, 2012

Investment Income.    Investment income totaled $2.8 million for the quarter and consisted primarily of net dividends and distributions and interest income on our debt investments. We received $5.7 million of dividends and distributions (including $0.5 million of non-cash distributions from VantaCore Partners LP (“VantaCore”)), of which $4.4 million was treated as a return of capital during the quarter. Interest income was $1.5 million, of which $0.4 million was paid-in-kind interest from ProPetro Services, Inc. (“ProPetro”). We also received $0.2 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $2.3 million, including $1.5 million of investment management fees, $0.6 million of interest expense and $0.2 million of other operating expenses. Interest expense included $0.1 million of amortization of debt issuance costs.

Net Investment Income.    Our net investment income totaled $0.4 million and included a deferred income tax expense of $0.1 million and current income tax expense of $0.05 million.

Net Realized Gains.    We had net realized gains from investments of $3.8 million, after taking into account a deferred income tax expense of $1.4 million and a current income tax expense of $0.8 million. The realized gains included a $4.5 million gain from the redemption of our Direct Fuels Partners, L.P. (“Direct Fuels”) Class D Preferred Units in October 2012.

Net Change in Unrealized Losses.    We had a net change in unrealized losses of $1.4 million. The net change consisted of $2.2 million of unrealized losses from investments and a deferred income tax benefit of $0.8 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $2.8 million. This increase was comprised of net investment income of $0.4 million; net realized gains of $3.8 million; and net unrealized losses of $1.4 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2012

Investment Income.    Investment income totaled $10.8 million for the fiscal year and consisted primarily of net dividends and distributions and interest income on our debt investments. We received $21.8 million of dividends and distributions (including $1.8 million of non-cash distributions from VantaCore), of which $17.0 million was treated as a return of capital. Return of capital was increased by $1.5 million during the fiscal

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

year due to 2011 tax reporting information that we received in fiscal 2012. Interest income was $6.0 million, of which $1.7 million was paid-in-kind interest from ProPetro. We also received $0.9 million of paid-in-kind dividends during the year, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $9.6 million, including $6.0 million of investment management fees, $2.3 million of interest expense and $1.3 million of other operating expenses. Interest expense included $0.4 million of amortization of debt issuance costs.

Net Investment Income.    Our net investment income totaled $0.8 million and included a deferred income tax expense of $0.3 million and current income tax expense of $0.1 million.

Net Realized Gains.    We had net realized gains from investments of $9.9 million, after taking into account a deferred income tax expense of $4.1 million and a current income tax expense of $1.5 million. The realized gains included a $4.5 million gain from the redemption of our Direct Fuels’ Class D Preferred Units in October 2012.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $13.6 million. The net change consisted of $21.4 million of unrealized gains from investments and a deferred income tax expense of $7.8 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $24.3 million. This increase was comprised of net investment income of $0.8 million; net realized gains of $9.9 million; and net unrealized gains of $13.6 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind or non-cash dividends received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly due to fees paid to other service providers) and (c) interest expense.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2012	Fiscal Year Ended November 30, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$5.2	$20.0
Paid-In-Kind and Non-Cash Dividends and Distributions	0.7	2.7
Cash Interest Income	1.1	4.4
Paid-In-Kind Interest(1)	0.4	1.7

Total Distributions and Other Income from Investments	7.4	28.8
Expenses
Investment Management Fee	(1.5)	(6.0)
Other Expenses	(0.2)	(1.3)
Interest Expense	(0.5)	(1.9)

Net Distributable Income (NDI)	$5.2	$19.6

Weighted Average Shares Outstanding	10.4	10.4
NDI per Weighted Average Share Outstanding	$0.50	$1.89

Distributions paid per Common Share(2)	$0.43	$1.66

(1)	Paid-in-kind interest from ProPetro’s senior secured term loan.

(2)	The distribution of $0.43 per share for the fourth quarter of fiscal 2012 will be paid to common stockholders on February 1, 2013. Distributions for fiscal 2012 include the distributions paid in April 2012, July 2012, October 2012 and February 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months;

•	The extent to which NDI is comprised of paid-in-kind or non-cash interest and distributions;

•	The impact of potential liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of PIK distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

Our amended and restated senior secured revolving credit facility (the “Credit Facility”) has a total commitment amount of $85.0 million and matures on March 30, 2014. Outstanding loan balances under the Credit Facility accrue interest at an annual rate equal to LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $85.0 million and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a $8.5 million limit of borrowing base contribution from any single issuer.

As of November 30, 2012, we had $72.0 million of borrowings under our Credit Facility (at an interest rate of 2.21%), which represented 55.1% of our borrowing base of $130.8 million (60.8% of our borrowing base of $118.5 million attributable to quoted securities). At November 30, 2012, our asset coverage ratio under the Investment Company Act of 1940, as amended (the “1940 Act”), was 443%.

As of January 24, 2013, we had $72.0 million borrowed under our Credit Facility (at an interest rate of 2.21%), and we had $1.2 million of cash. Our borrowings represented 50.9% of our borrowing base of $141.4 million (56.9% of our borrowing base of $126.6 million attributable to quoted securities).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AS OF NOVEMBER 30, 2012

(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 135.9%
Equity Investments(1) — 114.9%
United States — 114.9%
Public MLP and Other Equity — 80.1%
Access Midstream Partners, L.P.	126	$4,393
Alliance Holdings GP, L.P.	66	3,047
Alon USA Partners, LP(2)	38	708
Buckeye Partners, L.P.(3)	101	5,074
Buckeye Partners, L.P. — Class B Units(3)(4)(5)	103	4,896
Capital Product Partners L.P.	352	2,384
Crestwood Midstream Partners LP	213	4,974
Crosstex Energy, L.P.	189	2,845
DCP Midstream Partners, LP	239	10,024
El Paso Pipeline Partners, L.P.	231	8,607
Enbridge Energy Partners, L.P.	220	6,386
Energy Transfer Equity, L.P.	456	20,751
Energy Transfer Partners, L.P.	99	4,349
Enterprise Products Partners L.P.	341	17,656
Exterran Partners, L.P.	213	4,648
Global Partners LP	205	5,096
Inergy, L.P.	202	3,804
Kinder Morgan Management, LLC(4)	93	7,085
Lehigh Gas Partners LP(2)	9	176
MarkWest Energy Partners, L.P.(3)	132	6,796
MPLX LP(2)	28	796
NuStar Energy L.P.	18	816
ONEOK, Inc.	28	1,247
ONEOK Partners, L.P.	183	10,644
PetroLogistics LP	116	1,364
Plains All American Pipeline, L.P.(3)	206	9,574
PVR Partners, L.P.(3)	347	8,361
Regency Energy Partners LP	593	13,271
SandRidge Mississippian Trust II	90	1,512
SandRidge Permian Trust	144	2,499
Southcross Energy Partners, L.P.(2)	18	416
Summit Midstream Partners, LP(2)	45	889
Targa Resources Partners LP	91	3,445
Teekay LNG Partners L.P.	27	1,037
Teekay Offshore Partners L.P.	133	3,531
Tesoro Logistics LP	40	1,826
The Williams Companies, Inc.	95	3,130
VOC Energy Trust	68	942
Western Gas Partners, LP	104	5,087
Williams Partners L.P.	73	3,727

		197,813

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AS OF NOVEMBER 30, 2012

(amounts in 000’s)

Description			No. of Shares/Units	Value
Private MLP and Other Private Equity(3)(5) — 34.8%
Direct Fuels Partners, L.P. — Class A Common Units			2,500	$41,875
Direct Fuels Partners, L.P. — Convertible Preferred Units(6)			144	2,873
Plains All American GP LLC			3	8,028
ProPetro Services, Inc.(7)			150,097	7,761
VantaCore Partners LP(4)			2,187	19,135
VantaCore Partners LP — Class A Preferred Units(4)(8)			256	4,090
VantaCore Partners LP — Class B Preferred Units(9)			133	2,135

				85,897

Total Equity Investments (Cost $230,291)				283,710

	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 21.0%
United States — 19.9%
Midstream — 7.9%
Crestwood Holdings Partners, LLC	(10)	3/26/18	$14,170	14,489
Niska Gas Storage Partners LLC	8.875%	3/15/18	5,000	5,100

				19,589

Upstream — 4.3%
CrownRock LP	10.000	8/15/16	3,250	3,429
Gulfport Energy Corporation	7.750	11/1/20	2,500	2,487
Halcón Resources Corporation	9.750	7/15/20	3,000	3,195
Halcón Resources Corporation	8.875	5/15/21	1,500	1,556

				10,667

Other Energy — 7.7%
Foresight Energy LLC	9.625	8/15/17	5,000	5,225
ProPetro Services, Inc.(3)(5)(11)	13.000	6/30/13	13,645	13,645

				18,870

Total United States (Cost $72,716)				49,126

Canada — 1.1%
Upstream — 1.1%
PetroBakken Energy Ltd.	8.625	2/1/20	750	754
Southern Pacific Resource Corp.	(12)	1/7/16	1,970	1,999

Total Canada (Cost $2,752)				2,753

Total Debt Investments (Cost $75,468)				51,879

Total Long-Term Investments — 135.9% (Cost $305,759)				335,589

Credit Facility				(72,000)
Other Liabilities in Excess of Other Assets				(16,572)

Net Assets				$247,017

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AS OF NOVEMBER 30, 2012

(amounts in 000’s)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(3)	The Company believes that it is an affiliate of Buckeye Partners, L.P., Direct Fuels Partners, L.P. (“Direct Fuels”), MarkWest Energy Partners, L.P., Plains All American GP LLC, Plains All American Pipeline, L.P., ProPetro Services, Inc. (“ProPetro”), PVR Partners, L.P. and VantaCore Partners LP (“VantaCore”). See Note 6 — Agreements and Affiliations.

(4)	All or a portion of distributions are paid-in-kind.

(5)	Fair valued and restricted security. See Notes 2, 3 and 9 in Notes to Financial Statements.

(6)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. See Note 9 — Restricted Securities.

(7)	Security is non-income producing.

(8)	The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the Common and Class A Preferred Units to the extent that such units did not receive full cash distributions. The Class A Preferred Units have a minimum quarterly distribution of $0.475 per unit and are senior to VantaCore’s Common Units in liquidation preference. See Note 9 — Restricted Securities.

(9)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. On August 3, 2012, the holders of Class B Preferred Units received 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in distributions and liquidation preference. See Note 9 — Restricted Securities.

(10)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 825 basis points with a 1.5% LIBOR floor (9.75% as of November 30, 2012).

(11)	Fixed rate first lien term loan. The security pays interest in-kind that is added to the outstanding principal of the term loan at a rate of 13.00%. See Note 2 — Investment Income.

(12)	Floating rate second lien secured term loan. Security pays interest at base rate + 750 basis points (10.75% as of November 30, 2012).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2012

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $167,453)	$201,347
Affiliated (Cost — $138,306)	134,242

Total investments (Cost — $305,759)	335,589
Cash	1,648
Receivable for securities sold	5,449
Interest, dividends and distributions receivable	632
Other receivable	2,900
Debt issuance costs, prepaid expenses and other assets	838

Total Assets	347,056

LIABILITIES
Payable for securities purchased	559
Investment management fee payable	1,510
Accrued directors’ fees and expenses	78
Accrued expenses and other liabilities	573
Current income tax liability	460
Deferred income tax liability	24,859
Credit facility	72,000

Total Liabilities	100,039

NET ASSETS	$247,017

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,405,130 shares issued and outstanding)	$10
Paid-in capital	200,903
Accumulated net investment loss, net of income taxes, less dividends	(36,042)
Accumulated net realized gains on investments, net of income taxes	63,571
Net unrealized gains on investments, net of income taxes	18,575

NET ASSETS	$247,017

NET ASSET VALUE PER SHARE	$23.74

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$9,961
Affiliated investments	11,838

Total dividends and distributions	21,799
Return of capital	(16,980)

Net dividends and distributions	4,819
Interest and other income — non-affiliated investments	4,154
Interest — affiliated investments	1,834

Total Investment Income	10,807

Expenses
Investment management fees	5,994
Professional fees	542
Directors’ fees and expenses	300
Insurance	95
Administration fees	89
Other expenses	278

Total Expenses — Before Interest Expense	7,298
Interest expense	2,306

Total Expenses	9,604

Net Investment Income — Before Income Taxes	1,203
Current income tax expense	(104)
Deferred income tax expense	(291)

Net Investment Income	808

REALIZED AND UNREALIZED GAINS
Net Realized Gains
Investments — non-affiliated	10,772
Investments — affiliated	4,759
Current income tax expense	(1,503)
Deferred income tax expense	(4,143)

Net Realized Gains	9,885

Net Change in Unrealized Gains
Investments — non-affiliated	16,244
Investments — affiliated	5,170
Deferred income tax expense	(7,784)

Net Change in Unrealized Gains	13,630

Net Realized and Unrealized Gains	23,515

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,323

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011
OPERATIONS
Net investment income	$808	$2,564
Net realized gains	9,885	49,389
Net change in unrealized gains (losses)	13,630	(12,284)

Net Increase in Net Assets Resulting from Operations	24,323	39,669

DIVIDENDS AND DISTRIBUTIONS(1)
Dividends	(16,794)	(14,107)
Distributions — return of capital	—	—

Dividends and Distributions	(16,794)	(14,107)

CAPITAL STOCK TRANSACTIONS
Issuance of 62,400 and 76,070 shares of common stock from reinvestment of dividends and distributions	1,458	1,427

Total Increase in Net Assets	8,987	26,989

NET ASSETS
Beginning of year	238,030	211,041

End of year	$247,017	$238,030

(1)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal years ended November 30, 2012 and 2011 as either a dividend (a portion of which may be eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$24,323
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	16,980
Net realized gains on investments	(15,531)
Net unrealized gains on investments	(21,414)
Accretion of bond discount, net	(73)
Purchase of long-term investments	(116,961)
Proceeds from sale of long-term investments	121,252
Decrease in income tax receivable	332
Increase in receivable for securities sold	(4,250)
Decrease in interest, dividends and distributions receivable	382
Decrease in other receivable	2,130
Amortization of deferred debt issuance costs	440
Decrease in prepaid expenses and other assets	23
Increase in payable for securities purchased	141
Increase in investment management fee payable	124
Increase in accrued directors’ fees and expenses	5
Decrease in accrued expenses and other liabilities	(113)
Increase in current income tax liability	460
Increase in deferred income tax liability	12,217

Net Cash Provided by Operating Activities	20,467

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of credit facility	(5,000)
Cash distributions paid to stockholders	(15,336)

Net Cash Used in Financing Activities	(20,336)

NET INCREASE IN CASH	131
CASH — BEGINNING OF YEAR	1,517

CASH — END OF YEAR	$1,648

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,458 for the fiscal year ended November 30, 2012.

During the fiscal year ended November 30, 2012, there were $993 of federal income taxes paid and $177 of state income tax refunds, net of payments. Interest paid was $1,861.

During the fiscal year ended November 30, 2012, the Company received $858 of paid-in-kind dividends, $1,815 of non-cash dividends and distributions and $1,722 of paid-in-kind interest. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,						For the Period September 21, 2006 through November 30, 2006
	2012	2011	2010	2009	2008	2007
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03	$23.32
Net investment income (loss)	0.08	0.25	(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	2.27	3.60	5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—	(0.38)	—	—

Total income (loss) from investment operations	2.35	3.85	5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(1.62)	(1.37)	(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—	—	—	—	—	(0.15)	—
Distributions — return of capital(2)	—	—	(0.69)	(1.30)	(1.67)	(0.24)	—

Total dividends and distributions	(1.62)	(1.37)	(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of distributions	—	(0.03)	(0.03)	—	—	—	—

Net asset value, end of period	$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$26.01	$20.21	$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	37.8%	19.3%	45.8%	56.0%	(54.8)%	9.3%	(10.7)%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,						For the Period September 21, 2006 through November 30, 2006
	2012	2011	2010	2009	2008	2007
Supplemental Data and Ratios(5)
Net assets, end of period	$247,017	$238,030	$211,041	$168,539	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	2.4%	2.4%	2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.6	0.7	1.0	1.3	1.1	0.9	1.3

Subtotal	3.0	3.1	3.1	3.3	1.5	4.0	3.7
Interest expense	0.9	0.8	0.9	0.8	2.0	1.0	—
Management fee waivers	—	—	—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.9	3.9	4.0	4.1	3.5	4.6	3.2
Tax expense	5.6	10.0	16.3	6.9	— (6)	0.8	—

Total expenses(7)	9.5%	13.9%	20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	0.3%	1.1%	(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	9.9%	17.1%	28.3%	11.3%	(29.5)%	5.1%	3.0	%(8)
Portfolio turnover rate	34.6%	68.1%	33.4%	20.9%	27.0%	28.8%	5.6	%(8)
Average net assets	$246,183	$231,455	$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,372,215	10,301,878	10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the credit facility	$78,180	$62,559	$54,956	$53,422	$75,563	$32,584	—
Asset coverage of total debt(9)	443.1%	409.1%	470.2%	n/a	n/a	n/a	n/a
Average amount of borrowings outstanding per share of common stock during the period	$7.54	$6.07	$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	The information presented for each period is a characterization of a portion of the total distributions paid to common stockholders as either dividends (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(7)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(8)	Not annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness. Prior to July 7, 2010, the Company was a business development company (“BDC”) under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation. See Note 4 — Income Taxes.

From inception through July 6, 2010, the Company had elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On June 30, 2010, the Company’s stockholders approved the withdrawal of its election to be treated as a BDC under the 1940 Act, and on July 7, 2010, the Company filed the withdrawal with the Securities and Exchange Commission (the “SEC”), which was effective upon receipt. The Company is also no longer subject to the requirement that 70% of its portfolio be comprised of “qualifying assets,” which generally include domestic private companies.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value no less frequently than as of the last day of each quarter based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication quarterly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets each quarter to consider valuations presented by KAFA, which were made in accordance with valuation procedures adopted by the Board of Directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors, which consist of certain limited procedures that the Company identified and requested them to perform. As of November 30, 2012, the independent valuation firm performed limited procedures on investments in five portfolio companies and a receivable associated with the sale of its investment in International Resource Partners LP (“IRP”), comprising approximately 30.9% of total assets. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures appeared reasonable.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2012, the Company held 43.5% of its net assets applicable to common stockholders (30.9% of total assets) in securities and an other receivable that were fair valued pursuant to the procedures adopted by the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

Board of Directors. The aggregate fair value of these securities ($104,438) and the other receivable ($2,900) at November 30, 2012 was $107,338. See Note 3 — Fair Value and Note 9 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2012, the Company did not have any repurchase agreements.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations. As of November 30, 2012, the Company did not have any derivative financial instruments.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

H. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that are considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions from the Company’s private and public investments, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions are limited to the total amount of the cash distributions received, but for income tax purposes the cost basis reductions typically exceed cash distributions received due to allocated losses from MLP investments. See Note 4 – Income Taxes.

Fiscal Year Ended November 30, 2012
Distributions from private MLPs	$9,929
Distributions from public MLPs and dividends from other public equity investments	11,870

Total dividends and distributions from investments	$21,799

Distributions from private MLPs — % return of capital	63%
Distributions from public MLPs and dividends from other public equity investments — % return of capital	90%
Total dividends and distributions — % return of capital	78%
Return of capital — attributable to net realized gains (losses)	$2,928
Return of capital — attributable to net change in unrealized gains (losses)	14,052

Total return of capital	$16,980

For the fiscal year ended November 30, 2012, the Company estimated the return of capital portion of distributions received to be $15,521 (71%). This amount was increased by $1,459 attributable to the 2011 tax reporting information received by the Company in fiscal 2012. As a result, the return of capital percentage for the fiscal year ended November 30, 2012 was 78%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the fiscal year ended November 30, 2012, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of premiums are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

During the fiscal year ended November 30, 2012, the Company recognized $1,722 of paid-in-kind interest, which increased the outstanding principal of the Company’s first lien debt investment in ProPetro Services, Inc. (“ProPetro”). As a result of the debt restructurings that were completed on January 28, 2011 and February 1, 2012 and substantially improved operating results, the Company expects to be repaid the full face value plus accrued interest when the notes mature on June 30, 2013.

The Company receives paid-in-kind and non-cash dividends in the form of additional units from its investments in Buckeye Partners, L.P. (Class B Units), Kinder Morgan Management, LLC and VantaCore Partners LP (“VantaCore”). For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income and the Company estimates return of capital on these non-cash distributions. During the fiscal year ended November 30, 2012, the Company received the following paid-in-kind and non-cash dividends.

Fiscal Year Ended November 30, 2012
Paid-in-kind dividends
Buckeye Partners, L.P. (Class B Units)	$404
Kinder Morgan Management, LLC	454

$858

Non-cash dividends
VantaCore Partners LP	1,815

Total paid-in-kind and non-cash dividends	$2,673

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

K. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the fiscal year ended November 30, 2012, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years from 2009 to 2012 remain open and subject to examination by tax jurisdictions.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

The adoption of ASU No. 2011-04 did not have an impact on the measurement of fair value for the Company’s assets, but it does require the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at November 30, 2012, and the Company presents these assets by security type and description on its Schedule of

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$283,710	$192,917	$—	$90,793
Debt investments	51,879	—	38,234	13,645
Other receivable(1)	2,900	—	—	2,900

Total assets at fair value	$338,489	$192,917	$38,234	$107,338

(1)	On April 18, 2011, the Company completed its sale of IRP to James River. A portion of the total consideration was placed in escrow with the balance being paid in cash. The other receivable, included on the Company’s statement of assets and liabilities, represents the estimated fair value of its remaining part of the escrow ($2,900) at November 30, 2012. In June 2012, James River made claims representing a significant portion of the escrow, and in August 2012, a portion of the escrow was settled. On September 20, 2012, the Company received $1,887 from the settlement representing a 92% recovery rate on the portion that was settled. The Company anticipates that settlement of the remaining escrow will occur over the next 12 to 24 months.

The Company did not have any liabilities that were measured at fair value on a recurring basis at November 30, 2012. For the fiscal year ended November 30, 2012, there were no transfers between Level 1 and Level 2.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2012.

	Equity	Debt	Other Receivable(1)	Total
Balance — November 30, 2011	$91,756	$11,923	$5,030	$108,709
Sales(2)	(6,480)	—	—	(6,480)
Realized gains (losses)	4,464	—	(243)	4,221
Unrealized gains (losses), net(3)	(3,506)	1,722	—	(1,784)
Purchases	8,321	—	—	8,321
Issuances	2,452	—	—	2,452
Transfers out	(6,214)	—	—	(6,214)
Settlement	—	—	(1,887)	(1,887)

Balance — November 30, 2012	$90,793	$13,645	$2,900	$107,338

(1)	The amount reflects the fair value of the receivable, held in escrow, that the Company expects to receive in connection with the sale of IRP.

(2)	Relates to the redemption of the Class D Preferred Units of Direct Fuels Partners, L.P. (“Direct Fuels”) in October 2012 for which the Company received $6,480 in cash and recognized a realized gain of $4,464.

(3)	Of the $1,784 of net unrealized losses presented above, $4,464 of the unrealized loss results from the reversal of the unrealized gain attributable to the redemption of the Class D Preferred Units of Direct Fuels that was realized upon the sale of the Company’s investment during the fiscal fourth quarter 2012. The remaining unrealized gains of $2,680 relate to investments that are still held at November 30, 2012, and the Company includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

The purchases of $8,321 relate to the Company’s private investment in public equity (“PIPE investment”) in Crosstex Energy, L.P., DCP Midstream, LP and 689 Common Units of VantaCore. The issuances of $2,452 relate to the Common and Class A Preferred Units of VantaCore and the Class B Units of Buckeye Partners, L.P. On August 3, 2012, the holders of the Class B Preferred Units received 0.25 Common Units of VantaCore for each Class B Preferred Unit held. The Company’s investment in the common units of Crosstex Energy, L.P., DCP Midstream Partners, LP and Teekay Offshore Partners L.P., which are noted as a transfers out of Level 3 in the table above, became readily marketable during the fiscal year ended November 30, 2012. The settlement of $1,887 relates to the portion of the IRP escrow that was settled in August 2012 for which the Company received these proceeds in September 2012.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”), (iii) yield analysis and (iv) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and the Company focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the size of the company and the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The yield analysis utilizes yields of equity and debt securities for publicly traded companies in a similar line of business as the portfolio investment to estimate the fair value of such investment. The yield of an investment represents the annual interest or distribution earned from the investment divided by such investment’s market

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

value. In the case of common unit / common equity investments, the analysis focuses on current and expected distribution yields of similar publicly traded companies (as estimated by third party and internal sources). Based on this data, the Company selects a range of yields and applies such range of yields to the portfolio company’s distribution estimates to calculate the portfolio company’s equity value. When calculating the portfolio company’s value, the Company applies a discount (in the form of a higher yield) for the size of the portfolio company and the lack of marketability in the portfolio company’s securities. In the case of debt and preferred equity investments, the analysis is focused on current market yields and credit spreads for similar debt and preferred investments. The Company selects a range of yields based on available market data and applies such range to the interest or preferred dividends paid on such portfolio company security.

The discounted cash flow analysis is used to estimate the enterprise value and equity value for the portfolio company based on estimated cash flows of such portfolio company. When estimating enterprise value, the Company uses the estimated unlevered cash flows for the portfolio company. When estimating equity value, the Company uses DCF for such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital when calculating the enterprise value and a required equity rate of return when calculating equity value). For the Company’s preferred equity investments, the discounted cash flow analysis is utilized to estimate the value of such security by calculating the present value of the security’s preferred distributions. In this calculation, the discount rates used are based on the Company’s assessment of the expected return market participants would require on such security. This assessment is based in part on prevailing yields of similar preferred stock and debt securities.

Under all of these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA, DCF and unlevered cash flow). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. The Company also consults with management of the portfolio companies to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples, selected range of yields and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, market yields or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in market yields or discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of November 30, 2012:

Quantitative Table for Valuation Techniques

				Range		Weighted
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average(1)
Equity securities of	$4,896	- Discount to publicly traded	- Current discount	5.4%	5.4%	5.4%
public companies		securities
(PIPE) – valued based on a discount to market value			- Remaining restricted period	414 days	414 days	414 days

Equity securities of	76,799	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2013E EBITDA	3.8x	19.5x	9.3x
common units /			EMV / 2013E DCF	8.5x	9.5x	9.0x
common equity			- Discount for size and marketability	7.5%	20.0%	18.3%

		- M&A analysis	- Selected EV / EBITDA multiples	3.5x	18.0x	8.4x
		- Yield analysis	- Yields for peer securities	9.0%	10.0%	9.3%
		- Discounted cash flow	- Weighted average cost of capital	18.0%	22.0%	20.0%
			- Equity rate of return	18.0%	22.0%	20.0%

Equity securities of	9,098	- Yield analysis	- Yields for peer securities	11.7%	16.7%	14.0%
private companies –		- Discounted cash flow	- Selected rates of return	12.0%	16.3%	14.0%
preferred units

Debt securities of private companies	13,645	- Discounted cash flow	- Weighted average cost of capital	18.0%	22.0%	20.0%

Other receivable(2)	2,900	- Estimated recovery	- Estimated claims against escrow	23.0%	23.0%	23.0%

Total	$107,338

(1)	Weighted average based on the fair value of investments in each category.

(2)	The amount reflects the fair value of the receivable, held in escrow, that the Company expects to receive in connection with the sale of IRP.

4.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

In August 2012, upon filing its income tax returns for the fiscal year ended November 30, 2011, the Company paid federal income taxes of $185, and in the fourth quarter of fiscal 2012, the Company paid estimated federal income taxes of $808. At November 30, 2012, the Company had a net current income tax payable of $460. The payable is comprised of a federal income tax payable of $593 resulting from estimated taxable income in fiscal 2012 ($113 is a result of estimated taxable income under the federal alternative minimum tax or AMT), and a state income tax receivable of $133 resulting from the Company’s estimated income tax payments being greater than its tax liability at November 30, 2012.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of November 30, 2012
Net current tax liability	$(460)

Deferred tax asset:
Organizational costs	$14
AMT credit carryforwards	113
Deferred tax liabilities:
Net unrealized gains on investment securities	(24,986)

Total net deferred tax liability	$(24,859)

At November 30, 2012, the Company did not have any federal or state net operating loss carryforwards.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2011, the Company received $15,374 in aggregate cash distributions from its MLP investments and reduced its cost basis, for income tax purposes, by the same amount. During the same period, the Company had additional cost basis reductions of $13,364 due to net allocated losses from its MLP investments.

As of November 30, 2012, the identified cost of investments for federal income tax purposes was $281,350. The cost basis for federal income tax purposes is $24,409 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of November 30, 2012
Gross unrealized appreciation of investments	$81,528
Gross unrealized depreciation of investments	(27,289)

Net unrealized appreciation of investments	$54,239

Components of the Company’s income tax benefit (expense) were as follows:

For the Fiscal Year Ended November 30, 2012
Current income tax expense — net investment income	$(104)
Deferred income tax expense — net investment income	(291)
Current income tax expense — net realized gains	(1,503)
Deferred income tax expense — net realized gains	(4,143)
Deferred income tax expense — net unrealized gains	(7,784)

Total income tax expense	$(13,825)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2012, as follows:

For the Fiscal Year Ended November 30, 2012
Computed federal income tax at 35%	$(13,352)
State income tax, net of federal tax	(408)
Other, net	(65)

Total income tax expense	$(13,825)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2012, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years from 2009 to 2012 remain open and subject to examination by tax jurisdictions.

5.	Concentration of Risk

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Under normal circumstances, the Company intends to invest at least 80% of total assets in securities of Energy Companies. A key focus area for the Company’s investments in the energy industry is equity and debt investments in Midstream Energy Companies structured as limited partnerships. The Company also invests in equity and debt securities of Other Energy Companies and debt securities in Upstream Energy Companies. A substantial portion of the cash flow received by the Company is derived from investments in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 28, 2012, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on October 2, 2013 and may be renewed annually thereafter upon the approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act).

The Company pays an amount equal on an annual basis to 1.75% of average total assets to KAFA as compensation for services rendered. This amount is payable each quarter after the end of the quarter. For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

The Company’s management fees for the fiscal year ended November 30, 2012 were $5,994.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of November 30, 2012, the Company believes that Buckeye Partners, L.P., MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Direct Fuels Partners, L.P. — At November 30, 2012, the Company held a 37.8% limited partnership interest in Direct Fuels Partners, L.P. (“Direct Fuels”). The Company believes that the limited partnership interests of Direct Fuels should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the board of the general partner for Direct Fuels. Although the Company does not own any interest in the general partner of Direct Fuels, it believes that it is an affiliate of Direct Fuels under the 1940 Act by virtue of its participation on the board of the general partner.

Plains All American GP LLC and Plains All American Pipeline, L.P.— Robert V. Sinnott is a member of the Company’s Board of Directors and Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. Various advisory clients of KACALP and KAFA, including the Company, own units in PAA. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the ownership interests in the general partner by the Company and other affiliated Kayne Anderson funds and (ii) Mr. Sinnott’s participation on the board of Plains GP.

ProPetro Services, Inc. — At November 30, 2012, the Company held 19.6% of ProPetro Services, Inc. (“ProPetro”) outstanding common stock. The Company’s President and Chief Executive Officer and one of its Executive Vice Presidents serve as directors on ProPetro’s board of directors. The Company believes that it is an affiliate of ProPetro by virtue of its common stock ownership and its participation on its board of directors.

VantaCore Partners LP — At November 30, 2012, the Company held a 23.4% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes it is an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

7.	Derivative Financial Instruments

As of November 30, 2012, the Company held no derivative instruments, and during the fiscal year ended November 30, 2012, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

8.	Investment Transactions

For the fiscal year ended November 30, 2012, the Company purchased and sold securities in the amount of $116,961 and $121,252 (excluding short-term investments), respectively.

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2012, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units or Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	103	$5,002	$4,896	$47.56	2.0%	1.4%
Direct Fuels Partners, L.P.(4)
Class A Common Units	6/11/07	(5)	2,500	39,602	41,875	16.75	17.0	12.1
Class A Convertible Preferred Units(6)	5/14/09	(5)	97	1,952	1,929	20.00	0.8	0.6
Class B Convertible Preferred Units(6)	8/25/09	(5)	27	538	538	20.00	0.2	0.2
Class C Convertible Preferred Units(6)	11/20/09	(5)	20	408	406	20.00	0.2	0.1
Plains All American GP LLC(7)
Common Units	(2)	(5)	3	4,419	8,028	2,304	3.2	2.3
ProPetro Services, Inc.
Common Shares	2/15/07	(5)	150,097	13	7,761	0.05	3.1	2.2
Secured Term Loan	2/15/07	(5)	$13,645	38,933	13,645	n/a	5.5	3.9
VantaCore Partners LP(8)(9)(10)
Class A Common Units	(2)	(5)	2,187	24,258	19,135	8.75	7.7	5.5
Class A Preferred Units	(2)	(5)	256	316	4,090	16.00	1.7	1.2
Class B Preferred Units	8/3/11	(5)	133	1,868	2,135	16.00	0.9	0.6

Total				$117,309	$104,438		42.3%	30.1%

Level 2 Investments(11)
Senior Notes and Secured Term Loans
Crestwood Holdings Partners, LLC	3/20/12	(5)	$14,170	$13,957	$14,489	n/a	5.9%	4.2%
CrownRock LP	8/12/11	(5)	3,250	3,059	3,429	n/a	1.4	1.0
Foresight Energy LLC	8/6/10	(5)	5,000	4,975	5,225	n/a	2.1	1.5
Gulfport Energy Corporation	10/12/12	(3)	2,500	2,480	2,487	n/a	1.0	0.7
Halcón Resources Corporation	7/24/12	(3)	3,000	3,065	3,195	n/a	1.3	0.9
Halcón Resources Corporation	10/23/12	(3)	1,500	1,489	1,556	n/a	0.6	0.4
PetroBakken Energy Ltd.	1/25/12	(3)	750	746	754	n/a	0.3	0.2
Southern Pacific Resource Corp.	5/5/11	(3)	1,970	2,005	1,999	n/a	0.8	0.6

Total				$31,776	$33,134		13.4%	9.5%

Total of all restricted securities				$149,085	$137,572		55.7%	39.6%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates during the fiscal year ended November 30, 2012 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(5)	Unregistered security of a private company.

(6)

The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

(7)	In determining the fair value for Plains GP, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, sits on Plains GP’s board of directors (see Note 6 — Agreements and Affiliations — for more detail). Certain private investment funds managed by KACALP may value their investment in Plains GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

(8)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(9)	The Class A Preferred Units are senior to the VantaCore Common Units in liquidation preference. The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. On August 3, 2012, the holders of Class B Preferred Units received 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in distributions and liquidation preference.

(11)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

10.	Credit Facility

As of November 30, 2012, the Company’s amended and restated senior secured revolving credit facility (the “Credit Facility”) had a total commitment amount of $85,000 and a maturity date of March 30, 2014. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company pays a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base, (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $85,000 plus 25% of the net proceeds from any issuance of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends and other specified restricted payments, (h) limitations on disposition of assets, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiaries, (k) limitations on sale and leaseback transactions, (l) limitations on specified hedging transactions,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(m) limitations on changes in accounting treatment and reporting practices, (n) limitations on specified amendments to the Company’s investment management agreement during the continuance of a default, (o) limitations on the aggregate amount of unfunded commitments, and (p) limitations on establishing deposit, securities or similar accounts not subject to control agreements in favor of the lenders. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Credit Facility restricts the Company in the amount of distributions the Company may pay to stockholders to no more than the amount of distributable cash flow for the current quarter and prior three quarters. As of November 30, 2012, the Company had $72,000 borrowed under its Credit Facility (at an interest rate of 2.21%), which represented 55.1% and 60.8% of its borrowing base and quoted borrowing base of $130,797 and $118,489, respectively. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $85,000 and its borrowing base.

As of November 30, 2012, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the fiscal year ended November 30, 2012 were as follows:

Shares outstanding at November 30, 2011	10,342,730
Shares issued through reinvestment of dividends and distributions	62,400

Shares outstanding at November 30, 2012	10,405,130

12.	Subsequent Events

On January 17, 2013, the Company declared its quarterly distribution of $0.43 per common share for the fiscal fourth quarter for a total of $4,474. The distribution will be paid on February 1, 2013 to stockholders of record on January 28, 2013.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson Energy Development Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Development Company (the “Company”) at November 30, 2012, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

January 29, 2013

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  Payment history and transaction history

■  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KED share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KED

What we do
How does KED protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?

We collect your personal information, for example, when you

■  Open an account or provide account information

■  Buy securities from us or make a wire transfer

■  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KED does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KED does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KED does not jointly market.

Other important information
None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (866) 627-2675. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006

Amended: July 9, 2007

Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s Board of Directors on September 28, 2012 approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term through October 2, 2013.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s proposed fee schedule compares to other registered investment companies and business development companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other registered investment companies and business development companies that follow investment strategies similar to those of the Company; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the significant resources dedicated to monitoring the Company’s private investments, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued addition of professionals at the Adviser to broaden its coverage efforts. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the call strategy used and the responsible handling of the leverage target, also was considered. The Independent Directors took note of the Adviser’s excellent track record in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Company as well as the Company’s best-in-class access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser when the market faced significant turmoil and continued to experience various challenges as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies and business development companies that follow investment strategies similar to those of the Company as well as specialized and more general market indexes. The comparative information showed that the performance of the Company since the start of fiscal 2010 compares favorably to its composite index, other similar closed-end funds, and master limited partnership indexes. The comparative information also showed that the Company outperformed its most comparable business development company since the start of fiscal 2007. Based upon their review, the Independent Directors concluded that the Company has generated strong returns for investors. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Company at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but noted that it is of limited value because of the differences in strategy and structure between the Company and the other investment company. The Independent Directors did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant for performance purposes. The Independent Directors then noted that they were supportive of the Adviser’s efforts to increase distributions to stockholders in the future.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group and believed such comparisons to be acceptable to the Company. The Independent Directors noted that although the Company withdrew its election as a business development company, the Company’s focus on private investments makes the management of the Company much closer to that of a business development company. The Independent Directors also compared the fee structure under the Agreement with that of various private funds and separately managed accounts (the “Other Accounts”) advised by the Adviser or its affiliates and concluded that the fee rate under the Agreement is lower than many of the Other Accounts because the Adviser charges a performance fee for many of the Other Accounts. The Adviser’s successful handling of the past market downturn and related leverage challenges, its track record in managing tax issues in rising and declining markets and its robust valuation process for private investments were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.

The Independent Directors also considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the extent to which operating expenses declined and noted that the Adviser added professionals to its already robust and high-quality investment team, both of which represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

the Adviser could achieve in its management of the Company. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company.

Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William R. Cordes (born 1948)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders)/served since 2008	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	Current: •Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) •Boardwalk Pipeline Partners, LP (midstream MLP) Prior: •Northern Border Partners, L.P. (midstream MLP)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders)/served since 2006	Executive Vice President of Kealine, LLC, a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Energy LLC, an energy infrastructure developer), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”) (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

Current:

•KMF

•Targa Resources Partners LP
(midstream MLP)

•Magellan Midstream Partners, L.P.
(midstream MLP)

•Peregrine Midstream Partners LLC
(natural gas storage MLP)

Prior:

•Seaspan Corporation
(containership chartering)

•TEPPCO Partners, L.P.
(midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders)/served since 2006	Vice President of Anadarko Petroleum Corporation since December 2008; Vice President of Corporate Development from December 2005 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	Current: •KMF •Boys & Girls Clubs of Houston •Boy Scouts of America

William L. Thacker (born 1945)	Director. 3-year term (until the 2015 Annual Meeting of Stockholders)/served since 2006	Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	Current: •KMF •Copano Energy, L.L.C. (midstream MLP) Prior: •Pacific Energy Partners, L.P. (midstream MLP) •GenOn Energy, Inc. (electricity generation and sales)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors

Name (Year Born)	Position(s) Held with Company, Term of Office/Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Kevin S. McCarthy(2) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer of the Company since inception. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of Kayne Anderson MLP Investment Company (“KYN”); Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); and KMF since inception (KYN inception in 2004; KYE inception in 2005 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.

Current:

•KYN

•KYE

•KMF

•Range Resources Corporation
(oil and natural gas company)

•Direct Fuel Partners, L.P.
(transmix refining and fuels distribution)

•ProPetro Services, Inc.
(oilfield services)

Prior:

•Clearwater Natural Resources, L.P. (coal mining MLP)

•International Resource Partners LP (coal mining MLP)

•K-Sea Transportation Partners LP (shipping MLP)

Robert V. Sinnott(3) (born 1949)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders)/served since 2006	President, Chief Executive Officer and Senior Managing Director of Energy Investments of KACALP since 1992.	•Plains All American Pipeline, L.P. (midstream MLP)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by our Advisor, and the Fund Complex includes KYN, KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex, as noted above.

(2)	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with KAFA, our investment adviser.

(3)	Mr. Sinnott is an “interested person” of the Company because he is employed as the President of KACALP.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Non-Director Officers

Name (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

James C. Baker (born 1972)	Executive Vice President. Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN and KYE from 2005 to 2008. Executive Vice President of KYN and KYE since June 2008 and KMF since August 2010.	Current: •ProPetro Services, Inc. (oilfield services) Prior: •K-Sea Transportation Partners LP (shipping MLP) •Petris Technology, Inc. (data management for energy companies)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006 and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Co-Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KYE since 2005. Executive Vice President of KYN and KYE since June 2008 and KMF since August 2010.	•None

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually/served since inception	Chief Financial Officer and Treasurer of KYN and KYE since December 2005 and KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	Current: •The Source for Women (not-for-profit organization)

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually/served since September 2006	Managing Director KACALP and KAFA since September 2006. Senior Vice President of KED since September 2006. Senior Vice President of KYN and KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	Current: •VantaCore Partners LP (aggregates MLP)

Jody C. Meraz (born 1978)	Vice President. Elected annually/served since 2011	Senior Vice President of KACALP and KAFA since 2011. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA from 2005 to 2006. Vice President of KYN, KYE and KMF since 2011.	•None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004; KYE since 2005 and KMF since August 2010.	•None

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANNUAL CERTIFICATION

(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863; and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Forms  N-Q available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

Robert V. Sinnott	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a)(2) The audit committee financial experts are William R. Cordes, Albert L. Richey, and William L. Thacker. Messrs. Cordes, Richey, and Thacker are “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2012, and (b) fiscal year ended November 30, 2011.

	2012	2011
Audit Fees	$250,000	$243,400
Audit-Related Fees	—	—
Tax Fees	181,400	159,000
All Other Fees	—	—

Total	$431,400	$402,400

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2012 was $181,400, and $159,000 for the fiscal year ended November 30, 2011. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”), as amended. William R, Cordes (Chair), Albert L. Richey and William L. Thacker are the members of the Registrant’s Audit Committee.

Item 6. Investments.

Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of November 30, 2012, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company (“KYN”) since June 2004, of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (together with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in master limited partnership (“MLP”) securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYN since June 2004 and of KYE since May 2005, Vice President of KYN from June 2004 through June 2008 and of KYE from May 2005 through June 2008, Executive Vice President of KYN and KYE since June 2008, and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $4 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2012. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	3	$6,706	—	N/A	—	N/A
J.C. Frey	3	$6,706	—	N/A	10	$882

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2012. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	—	N/A	2	$1,007	1	$36
J.C. Frey	—	N/A	13	$3,482	3	$61

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager, as of November 30, 2012:

Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.

(a)(4) As of November 30, 2012, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

Kevin S. McCarthy: $500,001-$1,000,000

J.C. Frey: $100,001-$500,000

Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) The Registrant’s principal executive and principal financial officers are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99)	Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99)	Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

Date: February 5, 2013	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: February 5, 2013	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: February 5, 2013	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.